Exhibit 99.1

Annual Shareholder Meeting December 11, 2012

2 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from our forecasted results. Detailed information concerning those risks and uncertainties are readily available in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q which have been filed with the U.S. Securities and Exchange Commission. 2

3 Historical Financial Information Non-GAAP Financial Measures Where indicated, certain financial information herein has been presented on a non-GAAP basis. This basis adjusts for items that management believes are not indicative of the Company’s underlying operating performance. Reference should be made to the Company’s annual earnings releases for all periods for the nature of such adjustments and for a reconciliation of such non-GAAP measures to the Company’s financial results prepared in accordance with GAAP. 3

4 Historical Financial Information Segment Results Our historical segment operating results for fiscal years 2011 and 2010 have been recasted to conform to our corporate overhead cost allocation methodology, effective at the beginning of Fiscal 2012. Reference should be made to our Current Report on Form 8-K dated December 16, 2011. 4

Annual Shareholders Meeting David Jaffe President & Chief Executive Officer

6 A Standout Year The acquisition and integration of Charming Another record year of financial results Store growth at our Brands Continued traction in e-commerce Synergies and leverage through our shared services Stock increase of 17%

7 Vision “Serve our shareholders and create value by becoming a family of leading retail concepts with $10 billion in sales and top tier profitability.”

8	Mission “Making people feel good about themselves.”

9 Current Structure Shared Services Group

10 Shared Services Organization Structure

Rolando de Aguiar EVP, CFO

12 Our Mission To enhance a tween’s self-esteem by providing them the “hot-est” fashion and lifestyle products, in a fun environment …all at a great value for mom!

13 Market Share 2011 1 0.114000000059605 2 0.108999997377396 3 0.101999998092651 4 7.80000016093254E-02 5 6.10000006854534E-02 6 4.89999987185001E-02 7 0.034000001847744 Tween girls 7-12 apparel market, 12 ME May 12, 11 Source – NPD Group Dotted line represents 2011 Market Share 2012 11.4% 10.9% 10.2% 7.8% 6.1% 4.9% 3.4% 2011 10.4% 10.7% 11.0% 7.9% 6.3% 5.0% 3.4% % Var 1.0% 0.2% (0.8%) (0.1%) (0.2%) (0.1%) Flat 100 bps 20 bps (80 bps) (10 bps) (20 bps) (10 bps)

14 FY12 Highlights 3rd consecutive year of record sales and operating income Increased marketing sales Active customer file growth Canadian market off to a strong start Strong e-commerce growth

15 FY12 Financials $M FY12 FY12 FY11 FY11 Fav/(Unfav)vs. LY Fav/(Unfav)vs. LY Comp Sales 8.2% 8.2% 7.8% 7.8% $ % Net Sales 1,307 1,150 157 13.7% Gross Margin 775 59.3% 672 58.4% 103 15.3% BD&O 204 15.6% 196 17.0% (8) 140 bps SG&A 356 27.2% 297 25.8% (59) (140 bps) EBITDA 215 16.4% 179 15.6% 36 20.1% OperatingIncome 173 13.2% 140 12.2% 33 23.6%

16 FY13 Strategic Initiatives Continue market domination in Hot-Est, Big-Est & Easy-Est Drive MMU$ E-commerce sales growth New store growth Expand dual-gender concept: Brothers

17 Growth Drivers Comp sales New stores E-commerce Brothers expansion

Anthony Romano President, Charming Shoppes

19 Our Mission Consistently provide our Guest fashionable outfits that fit her, make her look stylish and feel sexy, confident and happy.

20 Market Share 2011 1 0.101000003516674 2 5.29999993741512E-02 3 4.89999987185001E-02 4 4.50000017881393E-02 5 4.50000017881393E-02 6 2.80000008642673E-02 7 2.70000007003546E-02 Untitled 1 2.60000005364418E-02 Untitled 2 2.19999998807907E-02 Untitled 3 2.19999998807907E-02 Untitled 4 1.89999993890524E-02 Untitled 5 1.60000007599592E-02 30 bps Source: The NPD Group/Consumer Panel Track – 12 Months Ending July 2012 NPD definition of Plus Size (self reported) Data includes all Women’s Apparel categories and Intimate Apparel; does not include Jewelry or Footwear 2012 10.1% 5.3% 4.9% 4.5% 4.5% 2.8% 2.7% 2.6% 2.2% 2.2% 1.9% 1.6% 2011 9.8% 5.0% 5.0% 5.2% 4.8% 2.6% 3.1% 2.2% 2.1% 2.2% 1.8% 1.8% % Var 0.3% 0.3% (0.1%) (0.7%) (0.3%) 0.2% (0.4%) 0.4% 0.1% Flat 0.1% (0.2%) 30 bps (10 bps) (70 bps) (30 bps) 20 bps (40 bps) 40 bps 10 bps Flat 10 bps (20 bps)

21 FY12 Highlights Modest comparable store sales increases Significant e-commerce growth Strong expense leverage Improved operating results Joined the ascena family

22 FY12 Financials $M FY12 FY12 FY11 FY11 Fav/(Unfav)vs. LY Fav/(Unfav)vs. LY Comp Sales 1.1% 1.1% 6.4% 6.4% $ % Net Sales 1,000 996 4 0.4% Gross Margin 546 54.6% 560 56.2% (14) (2.5%) BD&O 212 21.2% 220 22.1% 8 90 bps SG&A 287 28.7% 294 29.5% 7 80 bps EBITDA 48 4.8% 47 4.7% 1 2.1% OperatingIncome 7 0.7% 3 0.3% 4 133.3% Results are trailing twelve month proforma.

23 FY13 Strategic Initiatives Launched comprehensive rebranding Reposition the fleet Drive multi-channel growth Improve inventory productivity

24 Growth Drivers Store relocation and expansion E-commerce Merchandise mix refinement Tighter inventory, markdown management

George Goldfarb President, maurices

“Simply the best hometown specialty store” George Goldfarb President Our Mission

27 Peer Group Comp Sales AEO BKE maurices RUE Gap KSS ANF WTSLA ARO JCP Series 1 0.100000001490116 5.99999986588955E-02 1.99999995529652E-02 1.00000004749745E-03 1.00000004749745E-03 -9.99999977648258E-03 -2.99999993294477E-02 -5.99999986588955E-02 -5.99999986588955E-02 -0.109999999403954 10% 6% 2% flat (3%) (6%) (11%) (1%) BKE ANF WTSLA RUE JCP KSS AEO Gap ARO Twelve Months Ended July 2012 flat (6%)

28 FY12 Highlights Strong EBITDA 51 new domestic stores Expanded internationally into Canada Strong e-commerce growth Development of sourcing infrastructure

29 FY12 Financials $M FY12 FY12 FY11 FY11 Fav/(Unfav)vs. LY Fav/(Unfav)vs. LY Comp Sales 1.6% 1.6% 10.2% 10.2% $ % Net Sales 853 777 76 9.8% Gross Margin 465 54.5% 428 55.1% 37 8.6% BD&O 114 13.4% 101 13.0% (13) (40 bps) SG&A 223 26.1% 197 25.4% (26) (70 bps) EBITDA 129 15.1% 130 16.7% (1) (0.8%) OperatingIncome 103 12.1% 108 13.9% (5) (4.6%)

30 FY13 Strategic Initiatives Open new stores Grow e-commerce Consistency in merchandise offering Increase direct sourced product Refine markdown management Customer acquisition and retention

31 Growth Drivers Comp sales New stores Domestic Canada E-commerce Develop sourcing

Jeff Gerstel President, dressbarn

33 Our Mission 71 Inspiring women to look and feel beautiful.

34 Peer Group Comp Sales Twelve Months Ended July 2012 CHS TJX ANN dressbarn M KSS CATO NWY CBK CWTR JCP 7.00000002980232E-02 5.99999986588955E-02 5.00000007450581E-02 3.99999991059303E-02 3.99999991059303E-02 -9.99999977648258E-03 -2.99999993294477E-02 -5.00000007450581E-02 -7.99999982118607E-02 -0.100000001490116 -0.109999999403954 7% 6% 5% 4% 4% (5%) (11%) (10%) (8%) (1%) (3%) CHS ANN M TJX JCP NWY KSS CATO CBK CWTR

35 FY12 Highlights Surpassed $1 Billion in annual sales 23 new stores & 4 relocations E-commerce first full year 2% penetration ‘blushPERKS’ loyalty program Major organizational changes

36 FY12 Highlights Talent Creative Director Merchant organization Field Communication

37 FY12 Financials $M FY12 FY12 FY11 FY11 Fav/(Unfav)vs. LY Fav/(Unfav)vs. LY Comp Sales 3.4% 3.4% 1.6% 1.6% $ % Net Sales 1,037 987 50 5.1% Gross Margin 570 55.0% 554 56.1% 16 2.9% BD&O 194 18.7% 187 18.9% (7) 20 bps SG&A 286 27.6% 275 27.9% (11) 30 bps EBITDA 89 8.6% 92 9.3% (3) (3.3%) OperatingIncome 57 5.5% 63 6.4% (6) (9.5%)

38 FY13 Strategic Initiatives Hot-Est in fashion for our target customer Store experience Marketing strategy Accelerating growth Talent

39 Growth Drivers Sales growth Comp stores E-commerce expansion New store openings Margin Expansion Design Greater depth per SKU Merchandise enhancements Differentiating service

Anthony Romano President, Charming Shoppes

41 Our Mission To serve the lifestyle and fit needs of women size 18+ with up-to-date classic outfits inspiring her to look and feel her best.

42 Market Share 2011 1 0.101000003516674 2 5.29999993741512E-02 3 4.89999987185001E-02 4 4.50000017881393E-02 5 4.50000017881393E-02 6 2.80000008642673E-02 7 2.70000007003546E-02 Untitled 1 2.60000005364418E-02 Untitled 2 2.19999998807907E-02 Untitled 3 2.19999998807907E-02 Untitled 4 1.89999993890524E-02 Untitled 5 1.60000007599592E-02 30 bps Source: The NPD Group/Consumer Panel Track – 12 Months Ending July 2012 NPD definition of Plus Size (self reported) Data includes all Women’s Apparel categories and Intimate Apparel; does not include Jewelry or Footwear 2012 10.1% 5.3% 4.9% 4.5% 4.5% 2.8% 2.7% 2.6% 2.2% 2.2% 1.9% 1.6% 2011 9.8% 5.0% 5.0% 5.2% 4.8% 2.6% 3.1% 2.2% 2.1% 2.2% 1.8% 1.8% % Var 0.3% 0.3% (0.1%) (0.7%) (0.3%) 0.2% (0.4%) 0.4% 0.1% Flat 0.1% (0.2%) 30 bps (10 bps) (70 bps) (30 bps) 20 bps (40 bps) 40 bps 10 bps Flat 10 bps (20 bps)

43 FY12 Highlights Healthy comparable store sales increases Significant e-commerce growth Strong expense leverage Improved operating results Launched comprehensive rebranding Joined the ascena family

44 FY12 Financials $M FY12 FY12 FY11 FY11 Fav/(Unfav)vs. LY Fav/(Unfav)vs. LY Comp Sales 3.4% 3.4% (1.1%) (1.1%) $ % Net Sales 296 297 (1) (0.3%) Gross Margin 154 52.0% 159 53.5% (5) (3.1%) BD&O 53 17.9% 56 18.9% 3 100 bps SG&A 95 32.1% 102 34.3% 7 220 bps EBITDA 7 2.4% 1 0.3% 6 NM OperatingIncome (1) (0.3%) (9) (3.0%) 8 NM Results are trailing twelve month proforma.

45 FY13 Strategic Initiatives Drive multi-channel growth Improve inventory productivity Increase direct-sourced product penetration Optimize marketing mix Streamline marketing events & campaigns Leverage CRM database

46 Growth Drivers E-commerce Merchandise mix refinement Greater penetration of direct-sourced product Tighter inventory, markdown management

Shared Services John Sullivan Chief Operating Officer

48 Our Mission “Support all current and future brand partners to better execute their business plans by providing high quality expertise and cost effective service with passion, integrity and respect.” Shared Services

49 Finance Accounting Human Resources Business Services Sourcing Distribution & Global Logistics Information Technology Shared Service Capabilities

50 FY13 Shared Service Strategies Expand distribution & logistics capability Transform core technology platform Integrate Charming Shoppes

51 In-Source and consolidate all e-commerce fulfillment in Greencastle, IN Consolidate all retail shipping into Etna, OH Expand Distribution & Logistics Etna, OH Greencastle, IN

54 Consolidate data centers Transform Core Technology Implement new store technology Upgrade merchandising systems Rollout global sourcing systems Develop e-commerce systems Unify financial systems

55 Consolidate data centers Transform Core Technology Implement new store technology Upgrade merchandising systems Rollout global sourcing systems Develop e-commerce systems Unify financial systems

www.shopjustice.com www.maurices.com www.dressbarn.com www.lanebryant.co m www.catherines.com 56 Consolidate data centers Transform Core Technology Implement new store technology Upgrade merchandising systems Rollout global sourcing systems Develop e-commerce systems Unify financial systems

57 Consolidate data centers Transform Core Technology Implement new store technology Upgrade merchandising systems Rollout global sourcing systems Develop e-commerce systems Unify financial systems

58 Integrate Charming Shoppes Finance Accounting Tax Treasury Credit Operations Payables Internal Audit Investor Relations Corporate Insurance/Risk Payroll Compensation Benefits HRIS Lease Administration Legal Distribution Information Technology Video Communications

Financial Highlights Armand Correia Chief Financial Officer

Integrate Charming Shoppes

Finance

Accounting

Tax

Treasury

Credit Operations

Payables

Internal Audit

Investor Relations

Corporate Insurance/Risk

Payroll

Compensation

Benefits

HRIS

Lease Administration

Legal

Distribution

Information Technology

Video Communications

58

Financial Highlights

Armand Correia

Chief Financial Officer

Bryant

Catherines

60 Catherines dressbarn maurices Lane Bryant Justice FY10 0 982 681 0 712 FY11 0 987 777 0 1150 FY12 36 1037 853 120 1307 FY13E 300 1125 975 1100 1520 Sales Growth ($M ) 2,914 3,353 5,020 2,375 FY13E FY12 FY11 FY10

61 Catherines dressbarn maurices Lane Bryant Justice FY10 0 0 9.06400012969971 0 27.0149993896484 FY11 0 10.875 24.5359992980957 0 68.4550018310547 FY12 3 25.3439998626709 44.7220001220703 14.5629997253418 89.5979995727539 FY13E 35 40 65 140 110 E-Commerce Growth 104 178 390 36 ($M) FY13E FY12 FY11 FY10

62 Catherines maurices FY10 133 3 FY11 171 18 FY12 172 42 FY13E 229 14 Net Income Growth 189 214 243 136 ($M) 171 172 133 Adjusted EPS $0.88 $1.17 $1.34 $1.45-$1.55 GAAP EPS $0.87 $1.05 $1.08

63 Long-term Goals Sales annual growth rate of 8% to 10% Operating income % of sales of 12%+ by Year 3 EPS annual growth rate of 10%+

64 Net Income EPS Net Sales Comp Sales Gross Margin 1Q FY13 Highlights* $63M $0.39 $1.138B 1% $676M *Adjusted vs Last Year 1Q +21% +18% +7% 15th consecutive quarter of increases +10%

65 Summary Diversified portfolio Significant growth opportunities Shared Services Group leverages overhead & drives synergies Strong Balance Sheet and Cash Flow

Annual Shareholder Meeting December 11, 2012